Exhibit 99.1

The following financial statements of PistolStar, Inc. are included herein at the indicated page numbers:

INDEPENDENT AUDITOR'S REPORT

To the Stockholder

of PistolStar, Inc.

Bedford, New Hampshire

We have audited the accompanying financial statements of PistolStar, Inc., (a New Hampshire corporation), which comprise the balance sheet as of December 31, 2019, and the related statements of income and retained earnings and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PistolStar, Inc., as of December 31, 2019, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Penchansky & Co., PLLC

Certified Public Accountants

Manchester, New Hampshire

June 18, 2020

PistolStar, Inc.

BALANCE SHEET

December 31,
2019
ASSETS
Cash and cash equivalents	$528,103
Accounts receivable, net	57,727
Prepaid expenses	11,210
Total current assets	597,040
Equipment and leasehold improvements, net	43,422
Other assets	194,447
Total non-current assets	237,869
TOTAL ASSETS	$834,909

LIABILITIES
Accounts payable	$7,931
Contract liability	726,492
Accrued Corporation taxes	70
TOTAL LIABILITIES	734,493

Commitments and Contingencies

STOCKHOLDER’S EQUITY
Common stock - 1,000,000 shares authorized; issued 950,000 shares; outstanding 325,000 shares; no par value	4,000
Treasury stock – 625,000 shares at cost	(2,500)
Retained earnings	98,916
TOTAL STOCKHOLDER’S EQUITY	100,416
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$834,909

The accompanying notes are an integral part of these statements.

PistolStar, Inc.

STATEMENT OF INCOME AND RETAINED EARNINGS

Year ended December 31,
2019

Revenues
License fees	$1,584,487
Costs and other expenses
Cost of license fees	1,054,950
Gross Profit	529,537
Operating expenses
Selling, general and administrative	454,334
Operating income	75,203
Other income (expense)
Interest income	2,628
Total other income (expense)	2,628
Net income before Provision for Taxes	77,831
State taxes	6,699
Net income	71,132
Retained earnings, beginning of year	51,567
Distribution	(23,783)
Retained earnings, end of year	$98,916

The accompanying notes are an integral part of these statements.

PistolStar Inc.

STATEMENT OF CASH FLOWS

Year ended December 31,
2019

CASH FLOW FROM OPERATING ACTIVITIES:
Net income	$71,132
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and Amortization	16,048
Change in assets and liabilities:
Accounts receivable	5,278
Prepaid expenses and other	(2,429)
Accounts payable	(347)
Accrued Corporate taxes	(819)
Contract liability	52,944
Net cash provided by operating activities	141,807
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(23,783)
Net cash used in financing activities	(23,783)
NET INCREASE IN CASH AND CASH EQUIVALENTS	118,024
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	410,079
CASH AND CASH EQUIVALENTS, END OF YEAR	$528,103

The accompanying notes are an integral part of these statements.

PISTOLSTAR, INC.

Notes to the Financial Statements

For The Year Ended December 31, 2019

NOTE 1    Summary of Significant Accounting Policies:

This summary of significant accounting policies of the Company is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for the integrity and objectivity of the financial statements. The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") a codified by the Financial Accounting Standards Board and those principles have been consistently applied in the preparation of the financial statements.

Basis of Presentation

The Company uses the accrual basis of accounting. Revenue is recognized when it is earned and expenses are recognized when incurred, without regard to the time of receipt or payment.

Use of Estimates in Preparation of Financial Statements

Management used estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Accordingly, actual results may differ.

New Accounting Pronouncements

Topic 606

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606). The core principle of ASU 2014-09 is to recognize revenue when the promised goods or services due are transferred to customers in an amount that reflects the consideration that is expected to be received for those goods or services. This standard allows for early adoption and is effective for the Company for the year beginning January I, 2018. See Note 2.

Topic 842

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-02, Leases, (Topic 842). This new standard amends a number of aspects of lease accounting, including requiring lessees to recognize operating leases with a term greater than one year on their balance sheet as a right-of-use asset and a corresponding lease liability. This standard is effective for the company for the year beginning January I, 2021. Management will be evaluating the potential impact the pronouncement will have on the financial statements, if any.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all liquid deposits with maturity of three months or less to be cash and/or cash equivalents. At December 31, 2019, the Company had no cash equivalents.

PISTOLSTAR, INC.

Notes to the Financial Statements

For The Year Ended December 31, 2019

Accounts Receivable and Bad Debt

Accounts receivable are reported at net realizable value. Net realizable value is equal to the gross amount of accounts receivable less an estimated allowance for accounts unlikely to be collected. Historically, the Company has not experienced material write-offs and, therefore, has not established an allowance account.

Advertising Costs

The Company expenses marketing costs, consisting of tradeshows, promotional mailers and other media expenditures as they are incurred. Total amount expensed for the year ended December 31, 2019 was $106,961.

Revenue Recognition

Revenue is realized or realizable and earned when persuasive evidence of a performance obligation has been satisfied. The Company records revenue from contract sales, and recognizes this revenue over the term of the contract with the consumer, beginning at commencement of the contract.

Intangible Assets

The cost associated with obtaining computer domains have been capitalized and amortized over the useful life of 5 years, on a straight line basis.

Fixed Assets

Property and equipment are stated on the basis of cost. Repairs are charged to expense as they are incurred. For financial reporting purposes, depreciation is computed on the straight line basis. For tax reporting purposes, depreciation is computed by the modified accelerated cost recovery system as required by the Internal Revenue Code. The useful lives of the assets are as follows:

Asset	Years
Equipment	5 -7 years
Leasehold Improvements	39 years

NOTE 2 - Contract Liability:

During the year ending December 31, 2019, the Company has a fee agreement to provide support services and authentication services to consumers for one year contracts. In connection with this agreement, the Company has a contract liability, which is being amortized on a straight-line basis over the twelve month term of the contracts. As of December 31, 2019, the balance of the liability was $726,492.

PISTOLSTAR, INC.

Notes to the Financial Statements

For The Year Ended December 31, 2019

NOTE 3 - Retirement Plan:

The Company established a qualified 401 (k) retirement plan, effective January 1, 2016, for employee's that meet the Company vesting period, that allow salary deferrals, safe harbor contributions, employer matching contributions up to 4% of employee compensation, and profit share contributions. Total contributions for the year ending December 31, 2019 was $15,703.

NOTE 4 - Concentrations:

Cash

The Company maintains its bank accounts with one commercial bank. Cash in these accounts at times exceeded the insured limit set by the Federal Deposit Insurance Corporation ("FDIC"). The Company's management believes this risk is minimal.

Accounts Receivable

Customer accounts receivable balances as a percentage of the total accounts receivable that are greater than 10% amount to a concentration ofcredit risk for the year ended December 31, 2019 was 65%.

NOTE 5 - Income Tax Matters:

PistolStar, Inc. is an S-Corp and as such not a taxpaying entity for federal income tax purposes. Therefore, no provision or liability for federal income taxes has been included in the financial statements for the year ended December 31, 2019. The Company, however, is still liable for state taxes.

The Company's evaluation on December 31, 2019 revealed no uncertain tax positions that would have a material effect on the financial statements. The Company's tax returns are subject to possible examination by the taxing authorities. For federal and state purposes the tax returns essentially remain open for possible examination for a period of three years after the respective filing deadlines of those returns.

NOTE 6 - Compensated Absences:

The Company allows compensated absences that will accrue evenly throughout the calendar year beginning January 1 of each year. Employees must take the time in the year it was earned and forfeit accrued unused time at the end of each year.

NOTE 7 - Operating Lease:

The Company leases its office space under a 10-year operating lease requiring monthly payments and minimum prorated share of operating expenses of $4,345. The lease expired on January 31, 2019, and was extended for an additional three years, commencing on February 1, 2019 and ending on January 31, 2022. Rent expense for the year December 31, 2019 was $53,931

PISTOLSTAR, INC.

Notes to the Financial Statements

For The Year Ended December 31, 2019

NOTE 7 - Operating Lease - continued:

The following is a schedule by years of future minimum rentals under the leases at December 31, 2019:

Years Ending December 31,	Facilities & Residences

2020	52,142
2021	52,142
2022	4,345
Total	$108,629

NOTE 8 - Subsequent Events:

In preparing the financial statements, Management has evaluated events and transactions for potential recognition or disclosure through June 18, 2020, which is the date the financial statements were available to be issued.

During May, 2020, the Company’s stockholder agreed to sell the stock of the Company to a publicly traded company in excess of book value.

INDEPENDENT AUDITOR'S REPORT

To the Stockholder

of PistolStar, Inc.

Bedford, New Hampshire

We have audited the accompanying financial statements of PistolStar, Inc., (a New Hampshire corporation), which comprise the balance sheet as of December 31, 2018, and the related statements of income and retained earnings and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PistolStar, Inc., as of December 31, 2018, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Penchansky & Co., PLLC

Certified Public Accountants

Manchester, New Hampshire

June 5, 2020

PistolStar, Inc.

BALANCE SHEET

December 31,
2018
ASSETS
Cash and cash equivalents	$410,079
Accounts receivable, net	63,005
Prepaid expenses	8,781
Total current assets	481,865
Equipment and leasehold improvements, net	58,171
Other assets	195,747
Total non-current assets	253,918
TOTAL ASSETS	$735,783

LIABILITIES
Accounts payable	$8,278
Contract liability	673,549
Accrued Corporation taxes	889
TOTAL LIABILITIES	682,716

Commitments and Contingencies

STOCKHOLDER’S EQUITY
Common stock - 1,000,000 shares authorized; issued 950,000 shares; and outstanding 325,000 shares; no par value	4,000
Treasury stock – 625,000 shares at cost	(2,500)
Retained earnings	51,567
TOTAL STOCKHOLDER’S EQUITY	53,067
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$735,783

The accompanying notes are an integral part of these statements.

PistolStar, Inc.

STATEMENT OF INCOME AND RETAINED EARNINGS

Year ended December 31,
2018

Revenues
License fees	$1,663,780
Costs and other expenses
Cost of license fees	1,118,665
Gross Profit	545,115
Operating expenses
Selling, general and administrative	496,425
Operating income	48,690
Other income (expense)
Interest income	4,511
Interest expense	(1,417)
Total other income (expense)	3,094
Net income before Provision for Taxes	51,784
State taxes	7,929
Net income	43,855
Retained earnings, beginning of year	34,910
Distribution	(27,198)
Retained earnings, end of year	$51,567

The accompanying notes are an integral part of these statements.

PistolStar Inc.

STATEMENT OF CASH FLOWS

Years ended December 31,
2018

CASH FLOW FROM OPERATING ACTIVITIES:
Net income	$43,855
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and Amortization	17,154
Change in assets and liabilities:
Accounts receivable	218,395
Prepaid expenses and other	392
Accounts payable	(6,337)
Accrued Corporate taxes	(17)
Contract liability	(146,636)
Net cash provided by operating activities	126,806
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment on lease obligations	(14,293)
Distributions	(27,198)
Net cash used in financing activities	(41,491)
NET INCREASE IN CASH AND CASH EQUIVALENTS	85,315
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	324,764
CASH AND CASH EQUIVALENTS, END OF YEAR	$410,079

The accompanying notes are an integral part of these statements.

PISTOLSTAR, INC.

Notes to the Financial Statements

For The Year Ended December 31, 2018

Organization and Operations

PistolStar, Inc., (the "Company"), is a New Hampshire Corporation, founded on January 11, 1999, and located in Bedford, New Hampshire. The Company is in the business of providing innovative authentication solutions while delivering high-quality, enterprise-ready authentication. The Company operates principally in the Northeast United States.

NOTE 1    Summary of Significant Accounting Policies:

This summary of significant accounting policies of the Company is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for the integrity and objectivity of the financial statements. The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") as codified by the Financial Accounting Standards Board and those principles have been consistently applied in the preparation of the financial statements.

Basis of Presentation

The Company uses the accrual basis of accounting. Revenue is recognized when it is earned and expenses are recognized when incurred, without regard to the time of receipt or payment.

PISTOLSTAR, INC.

Notes to the Financial Statements

For The Year Ended December 31, 2018

Use of Estimates in Preparation of Financial Statements

Management used estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Accordingly, actual results may differ.

New Accounting Pronouncements

Topic 606

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU)

2014-09, Revenue.from Contracts with Customers (Topic 606). The core principle of ASU 2014-09 is to recognize revenue when the promised goods or services due are transferred to customers in an amount that reflects the consideration that is expected to be received for those goods or services. This standard allows for early adoption and is effective for the Company for the year beginning January 1, 2018. See Note 2.

Topic 842

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-02, Leases, (Topic 842). This new standard amends a number of aspects of lease accounting, including requiring lessees to recognize operating leases with a term greater than one year on their balance sheet as a right-of-use asset and a corresponding lease liability. This standard is effective for the company for the year beginning January 1, 2021. Management will be evaluating the potential impact the pronouncement will have on the financial statements, if any.

PISTOLSTAR, INC.

Notes to the Financial Statements

For The Year Ended December 31, 2018

NOTE 1- Summary of Significant Accounting Policies - continued:

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all liquid deposits with maturity of three months or less to be cash and/or cash equivalents. At December 31, 2018, the Company had no cash equivalents.

Accounts Receivable and Bad Debt

Accounts receivable are reported at net realizable value. Net realizable value is equal to the gross amount of accounts receivable less an estimated allowance for accounts unlikely to be collected. Historically, the Company has not experienced material write-offs and, therefore, has not established an allowance account.

Advertising Costs

The Company expenses marketing costs, consisting of tradeshows, promotional mailers and other media expenditures as they are incurred. Total amount expensed for the year ended December 31, 2018 was $142,057.

Revenue Recognition

Revenue is realized or realizable and earned when persuasive evidence of a performance obligation has been satisfied. The Company records revenue from contract sales, and recognizes this revenue over the term of the contract with the consumer, beginning at commencement of the contract.

Intangible Assets

The cost associated with obtaining computer domains have been capitalized and amortized over the useful life of 5 years, on a straight line basis.

Fixed Assets

Property and equipment are stated on the basis of cost. Repairs are charged to expense as they are incurred. For financial reporting purposes, depreciation is computed on the straight line basis. For tax reporting purposes, depreciation is computed by the modified accelerated cost recovery system as required by the Internal Revenue Code. The useful lives of the assets are as follows:

Asset	Years
Equipment	5 -7 years
Leasehold Improvements	39 years

NOTE 2 - Contract Liability:

During the year ending December 31, 2018, the Company has a fee agreement to provide support services and authentication services to consumers for one year contracts. In connection with this agreement, the Company has a contract liability, which is being amortized on a straight-line basis over the twelve month term of the contract. As of December 31, 2018, the balance of the liability was $673,549.

PISTOLSTAR, INC.

Notes to the Financial Statements

For The Year Ended December 31, 2018

NOTE 3 - Retirement Plan:

The Company established a qualified 401 (k) retirement plan, effective January 1, 2016, for employee's that meet the Company vesting period, that allow salary deferrals, safe harbor contributions, employer matching contributions up to 4% of employee compensation, and profit share contributions. Total contributions for the year ending December 31, 2018 was $29,568.

NOTE 4 - Concentrations:

Cash

The Company maintains its bank accounts with one commercial bank. Cash in these accounts at times exceeded the insured limit set by the Federal Deposit Insurance Corporation ("FDIC"). The Company's management believes this risk is minimal.

Accounts Receivable

Customer accounts receivable balances as a percentage of the total accounts receivable that are greater than 10% amount to a concentration of credit risk for the year ended December 31, 2018 was 49%.

NOTE 5 - Income Tax Matters:

PistolStar, Inc. is an S-Corp and as such not a taxpaying entity for federal income tax purposes. Therefore, no provision or liability for federal income taxes has been included in the financial statements for the year ended December 31, 2018. The Company, however, is still liable for state taxes.

The Company's evaluation on December 31, 2018 revealed no uncertain tax positions that would have a material effect on the financial statements. The Company's tax returns are subject to possible examination by the taxing authorities. For federal and state purposes the tax returns essentially remain open for possible examination for a period of three years after the respective filing deadlines of those returns.

NOTE 6 - Compensated Absences:

The Company allows compensated absences that will accrue evenly throughout the calendar year beginning January 1 of each year. Employees must take the time in the year it was earned and forfeit accrued unused time at the end of each year.

NOTE 7 - Operating Lease:

The Company leases it office space under a 10-year operating lease requiring monthly payments of $4,345. The lease expired on January 31, 2019, and was extended for an additional three years, commencing on February 1, 2019. The Company leased additional space on an at-will, month by month lease for $500 per month. Rent expense for the year December 31, 2018 was $64,018

PISTOLSTAR, INC.

Notes to the Financial Statements

For The Year Ended December 31, 2018

NOTE 7 - Operating Lease - continued:

The following is a schedule by years of future minimum rentals under the leases at December 31, 2018:

Years Ending December 31,	Facilities & Residences

2019	52,140
2020	52,140
2021	52,140
2022	4,345
Total	$160,765

NOTE 8 - Related Party Transactions:

The Company entered into a lease with its sole shareholder for real estate to be used as storage, with quarterly payments of $9,000. The lease is at will and expired on March 31, 2018.

NOTE 9 - Subsequent Events:

In preparing the financial statements, Management has evaluated events and transactions for potential recognition or disclosure through June 5, 2020, which is the date the financial statements were available to be issued.

During May, 2020, the Company’s stockholder agreed to sell stock of the Company to a publicly traded company in excess of book value.